UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: August 24, 2005

                         ANDEAN DEVELOPMENT CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
         (State or other jurisdiction of incorporation or organization)


        33-90696                                        65-0420146
(Commission File Number)                    (IRS Employer Identification Number)


           17870 E. Castleton Street, #335 City of Industry, CA 91748
                    (Address of principal executive offices)

                                 (403) 256-6730
              (Registrant's telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement

         Date and Parties
         ----------------

         On July 29, 2005, Andean Development Corporation., a corporation organized under the laws of the State of Florida ("Andean"); Perfect Dream Limited, a corporation organized under the laws of British Virgin Islands ("Perfect Dream"); and each of the stockholders of Perfect Dream ("Perfect Dream Stockholders") entered into an Agreement and Plan of Reorganization as amended
("Agreement"), a copy of which is attached to this report. Except for such equity ownership and the Agreement there is no material relationship between Andean or its affiliates and any of the parties to the Agreement.

         Terms and Conditions
         --------------------

         The Agreement provides the terms and conditions pursuant to which Andean acquired from the Perfect Dream Stockholders all of the issued and outstanding common capital stock of Perfect Dream ("Perfect Dream Shares") in exchange for 7,673,325 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Andean.

         The  Agreement  entered  into  is  an  ordinary  stock-swap   agreement
containing the standard representations, warranties, and covenants.

Item 2.01 Completion of Acquisition or Disposition of Assets

         Date of Completion
         ------------------

         The Agreement was effective on August 22, 2005 ("Effective Date"), upon which date the transaction will be completed.

         Brief Description of the Assets Involved
         ----------------------------------------

         Pursuant to the Agreement, Andean received from the Perfect Dream Stockholders all of the Perfect Dream Shares. Perfect Dream's only asset is its 100% ownership of Goldenway Nanjing Garments Co., Ltd ("Goldenway"), whose business is described below.

         Brief Description of Andean and Its Predecessors
         ------------------------------------------------

         Incorporated in Florida on October 19, 1994, Andean was engaged in the business of providing engineering and project management services for energy and private works projects and sells, as agent, major electrical and mechanical equipment. Andean also advises and assists large private utilities and government agencies in obtaining land easements from private owners for installation of electrical lines, sewer plant infrastructure, piping and roads. As of June 30, 2005, Andean had zero assets and liabilities of $57,000. As a result of the reorganization, Andean will continue the business operation of Perfect Dream.

         Brief Description of Perfect Dream
         ----------------------------------

         Perfect Dream was incorporated on July 1, 2004 in British Virgin Islands. In January of 2005, Perfect Dream acquired 100% of Goldenway, which conducts Perfect Dream's only business operation.

         Goldenway is a limited liability company incorporated in the People's Republic of China (the "PRC") on December 31, 1993. Prior to the acquisition by Perfect Dream, Goldenway was owned by Jiangsu Ever-Glory International Enterprise Group Corporation (51.29%) ("Jiangsu Ever-Glory") and Ever-Glory Enterprises (H.K.) Ltd. (48.71%) ("Every-Glory HK"). Jiangsu Ever-Glory was established in China in May 1994; and Every-Glory HK was incorporated in British Virgin Island in 2000. Goldenway was a Sino-foreign equity joint venture subject to the Foreign Invested Enterprises ("FIE") laws of China. Its Articles of Association provide for a term of 30 years which can be renewed upon expiration. Goldenway's registered capital was USD2,512,106 at the time of its incorporation, which has been fully paid in.

         On December 1, 2004, Perfect Dream entered into an Equity Interest Transfer agreement with the shareholders of Goldenway. Under this agreement, Perfect Dream purchased all of the equity interest in Goldenway held by Jiangsu Every-Glory and Every-Glory HK, thus became the sole shareholder of Goldenway. After its acquisition by Perfect Dream and effective as of April 20, 2005, Goldenway has changed its status to become a wholly foreign owned enterprise. Its legal structure is similar to a corporation and a limited liability company organized under state laws in the United States. Also, Goldenway's registered capital was increased to USD20,000,000. The increased registered capital shall be paid-in in installments within three years of the issuance of Golenway's updated business license. The first installment, USD 2,625,000, shall be paid by October 31, 2005.

         Goldenway is engaged in the design, manufacturing and sale of garment and garment accessories. Its main products are men and women's casual wears and children's clothes. All of its products are exported to Japan, Europe and the United States. Major customers include international garment companies and most of its products bear the brands owned or co-owned by these companies such as EASY, LEE COOPER, Levi's, Edwin.

         Goldenway owns four Chinese trademarks: Goldenway, Gedunwei, Zekang and Riheng used on its clothing products.

         Description of Consideration
         ----------------------------

         In connection with the acquisition, Andean effected a 1-for-30 reverse split of its common stock, resulting in approximately 127,837 post split shares outstanding, and certain note-holders converted debt of $57,000 into 2,500,000 restricted shares of common stock. As consideration for the Perfect Dream Shares, Andean issued 7,673,325 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Andean to Perfect Dream Stockholders. There are two brokers or finders retained in connection with this Agreement, the brokers or finders will be compensated with 210,226 shares in total at the closing (63,068 and 147,158 Shares for King Ocean Overseas Holdings Limited and Sino-Forpros International, Inc., respectively). In total, Andean shall issue 7,883,551 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Andean to Perfect Dream Stockholders, King Ocean Overseas Holdings Limited and Sino-Forpros International, Inc.

         As a result, as of August 22, 2005 there are 10,511,388 shares of common stock outstanding.

         Principles Followed in Determining Consideration
         ------------------------------------------------

         The consideration for the reorganization was determined through arms length negotiations between the management of Andean and Perfect Dream. The criteria followed in determining the consideration include the relative value of the assets of Perfect Dream, Perfect Dream's present and past business operations, and the future potential of Perfect Dream, Perfect Dream's management, and the potential benefit to the shareholders of Andean. Perfect Dream's only asset is its 100% ownership interest in Goldenway.

         Source(s) of Funds for the Acquisition
         --------------------------------------

         Andean's acquisition of Perfect Dream Shares is funded by the new issuance of 7,673,325 shares of its common stock.

Item 3.02 Unregistered Sales of Equity Securities

         Andean sold 7,673,325 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Andean to the shareholders of Perfect Dream on the closing date of August 22, 2005, in exchange for all of the issued and outstanding common capital stock of Perfect Dream. No underwriter participated in the transaction. The transaction was exempt from registration under the Securities Act of 1933, as amended, based upon the provisions of Regulation S.

         In addition, Andean will issue 2,500,000 shares on conversion of five convertible promissory notes aggregating $57,000 according to the Promissory Note and the Agreement. The exemptions relied upon was Section 4(2) of the Securities Act as a non public offering, and also Section 3(a)(9) of the Securities Act which section exempts exchanges of securities with between an issuer and its security holders.


Item 5.01 Changes in Control of Registrant

         The information set forth above under "Item 2.01 -Completion of Acquisition or Disposition of Assets" is incorporated herein by this reference.

         Identity of Persons Acquiring Control of the Registrant
         -------------------------------------------------------

One shareholder now controls Andean, namely, KANG Yi Hua. The new directors of the reorganized Andean are KANG Yi Hua, YAN Xiao Dong, LI Ning, SUN Jia Jun, and WEI Ru Qin.

         Date and Description of the Transaction(s) Which Resulted in the Change in Control
--------------------------------------------------------------------------------

         Pursuant to the Agreement and on the Effective Date, as consideration for the exchange of the Perfect Dream Shares, Andean issued 7,673,325 restricted shares of its common capital stock, par value $0.0001 per share, to the Perfect Dream Stockholders, representing approximately 73% of the issued and outstanding common capital stock of Andean following the time of the issuance. There are currently 10,511,388 issued and outstanding shares of common stock of the reorganized Andean.

         Basis of the Control - Beneficial Ownership
         -------------------------------------------

         The following table sets forth the beneficial ownership of persons who owned more than five percent of Andean's common capital stock following the closing of the reorganization and the share holdings of the new members of management to be appointed, based on 10,511,388 shares outstanding as of August 22, 2005.

--------------------- ---------------------------------- ------------ ----------
Name                  Positions Held                     Shares       Percentage
                                                         Owned        held
--------------------- ---------------------------------- ------------ ----------
KANG Yi Hua           Director/President/Chief           6,319,246    60.12%
                      Executive Officer/Secretary
--------------------- ---------------------------------- ------------ ----------
YAN Xiao Dong         Director                           498,766      4.75%
--------------------- ---------------------------------- ------------ ----------
SUN Jia Jun           Chief Operating Officer/Director   230,200      2.19%
--------------------- ---------------------------------- ------------ ----------
GUO Yan               Chief Financial Officer            0            0%
--------------------- ---------------------------------- ------------ ----------
WEI Ru Qin            Director                           115,100      1.10%
--------------------- ---------------------------------- ------------ ----------
LI Ning               Director                           383,666      3.65%
--------------------- ---------------------------------- ------------ ----------

         Consideration and Sources of Funds
         ----------------------------------

         Pursuant to the Agreement and on the Effective Date, as consideration for issuing 7,673,325 shares of Andean to Perfect Dream Stockholders, Andean received from the latter all of the Perfect Dream Shares.

         Former Controlling Shareholders
         -------------------------------

         KANG Yi Hua obtained control of Andean through his purchase of 2,425,000 shares of common stock on or about August 22, 2005.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Pursuant to the Agreement, Mr. Lance Larsen, the sole director and executive officers, of the Andean resigned. The resignations were not a result of disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         Newly Appointed Directors and Executive Officers
         ------------------------------------------------

         On the Effective Date, the following directors and executive officers of the Registrant are newly elected:

------------- ------------------- ---- -------- --------------------------------
Name          Title               Age  Term of  Biography
                                       Office
------------- ------------------- ---- -------- --------------------------------
KANG Yi Hua   Director/           42   3        From   December   1993   to  the
              President/                        present, he is the president and
              Chief    Executive                chairman  of board of  directors
              Officer/                          of Goldenway.  From January 2005
              Secretary                         to now,  he worked  for  Perfect
                                                Dream  as  chairman  of board of
                                                directors.     He     has     an
                                                undergraduate     degree    from
                                                Nanjing  Aviation  University in
                                                China.
------------- ------------------- ---- -------- --------------------------------
SUN Jia Jun   Director/Chief      32   3        From  the  year  of  2001 to the
              Operating Officer                 present,  he is the  director of
                                                Goldenway.  From  July  1996  to
                                                November   2002,   he  was   the
                                                general manager of international
                                                trade  department  in Goldenway.
                                                He has an  undergraduate  degree
                                                from  Wuhan   Textile   Industry
                                                School in China.
------------- ------------------- ---- -------- --------------------------------

------------- ------------------- ---- -------- --------------------------------
GUO Yan       Chief Financial     28   3        From July 1999 to 2004,  she was
              Officer                           the section  chief of  financial
                                                department of Goldenway. She has
                                                an  undergraduate   degree  from
                                                Nanjing Audit School in China.
------------- ------------------- ---- -------- --------------------------------
YAN Xiao      Director            42   3        From  the  year  of  1994 to the
Dong                                            present,  he is the  director of
                                                Goldenway.     He     has     an
                                                undergraduate     degree    from
                                                Nanjing  Aviation  University in
                                                China.
------------- ------------------- ---- -------- --------------------------------
LI Ning       Director            42   3        From  the  year  of  2001 to the
                                                present,  he is the  director of
                                                Goldenway.     He     has     an
                                                undergraduate     degree    from
                                                Computer  Science  Department of
                                                Nanjing  Aviation  University in
                                                China.

------------- ------------------- ---- -------- --------------------------------
WEI Ru Qin    Director            52   3        From  the  year  of  2001 to the
                                                present,  he is the  head of the
                                                auditing      department      of
                                                Goldenway.
------------- ------------------- ---- -------- --------------------------------

Item 9.01  Financial Statements and Exhibits

a) Audited Financial Statements for the years ended December 31, 2003, 2004 and for the quarter ended June 30, 2005 of Perfect Dream and Goldenway will be filed separately by 8K/A;

b) Exhibits: [Revised to correspond with requirements of Item 601 of Regulation SB]

         The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

------------- ------------------------------------------------------------------
EXHIBIT NO.   DESCRIPTION
------------- ------------------------------------------------------------------
2.1           Agreement and Plan of Reorganization as amended,  dated as of July
              29, 2005,  by and among  Andean,  Perfect  Dream and Perfect Dream
              Stockholders.
------------- ------------------------------------------------------------------
4.1           Articles of Association of Perfect Dream.
------------- ------------------------------------------------------------------
4.2           Articles of Association of Goldenway.
------------- ------------------------------------------------------------------
10.1          Equity  Interest  Transfer  Agreement  between  Perfect  Dream and
              Every-Glory Enterprises (H.K.) Ltd.
------------- ------------------------------------------------------------------
10.2          Equity  Interest  Transfer  Agreement  between  Perfect  Dream and
              Jiangsu Ever-Glory International Enterprise Group Corporation.
------------- ------------------------------------------------------------------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 24, 2005

ANDEAN DEVELOPMENT CORPORATION
a Florida corporation



By: /s/ KANG Yi Hua
   ------------------------
   KANG Yi Hua
   President